AMERICAN FINANCIAL GROUP, INC.

                       STOCK OPTION PLAN

                        _______________


                    As amended and restated

                    effective May 28, 1998

        AMERICAN FINANCIAL GROUP, INC. STOCK OPTION PLAN


1.   PURPOSES

     The American Financial Group, Inc. Stock Option Plan (the
"Plan") is divided into two programs: a key employee stock option program (the "Key Employee Program") and an outside director stock option program (the "Outside Director Program").

     The purposes of the Key Employee Program are to aid American Financial Group, Inc. (the "Company") and its Subsidiaries in attracting and retaining employees of outstanding competence and to enable selected key employees of the Company and any Subsidiary to acquire or increase ownership interests in the Company on a basis that will encourage them to perform at increasing levels of effectiveness and use their best efforts to promote the growth and profitability of the Company or any Subsidiary. Consistent with these objectives, the Plan authorizes the granting to selected key employees of options to acquire shares of Company stock ("Options") pursuant to the terms and conditions hereinafter set forth. As used herein, the term "Subsidiary" means any domestic or foreign corporation, at least 50% of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Company.

     The purposes of the Outside Director Program are to provide to each of the Outside Directors added incentive to continue in the service of the Company and a more direct interest in the future success of the operations of the Company. Consistent with these objectives, the Plan authorizes the automatic granting to Outside Directors of Options pursuant to the terms and conditions hereinafter set forth. As used herein, the term "Outside Director" means a member of the Board of Directors of the Company who is not an employee of the Company or a Subsidiary.

2.   EFFECTIVE DATE

     The Plan became effective on September 9, 1980 (the "Effective Date"). The Plan was assumed by the Company from its Subsidiary, AFC Holding Company, which assumed the Plan from its Subsidiary, American Premier Underwriters, Inc. and amended and restated the Plan effective December 17, 1997.

3.   ADMINISTRATION

     (a) The Plan shall be administered by a committee of the Board of Directors of the Company (the "Board of Directors"), consisting of at least two directors designated by the Board of Directors (the "Committee"), each of whom shall be a "disinterested person" as defined in Rule 16b-3(c)(2) under the Securities Exchange Act of 1934, as from time to time amended. All Committee members shall serve, and may be removed, at the pleasure of the Board of Directors.
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     (b) For purposes of administration of the Plan, a majority of the members of the Committee (but not less than two) eligible to serve as such shall constitute a quorum, and any action taken by a majority of such members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of such members of the Committee, shall be the acts of the Committee.

     (c) Subject to the express provisions of the Key Employee Program, the Committee shall have full and final authority to decide when Options will be granted under the Key Employee Program, to select the key employees to whom the Options will be granted, and to determine the number of Shares (as defined in Paragraph 4 hereof) to be covered by each Option, the price at which such Shares may be purchased and other terms and conditions of such purchase. In making these determinations, the Committee may take into account the key employee's present and potential contributions to the Company's or a Subsidiary's success and any other factors which the Committee may deem relevant.

     (d) The Committee shall have no authority or discretion or power to select the participants who will receive Options under the Outside Director Program, to set the number of Shares to be covered by each Option under the Outside Director Program, or to set the Option price or the period within which the Options granted under the Outside Director Program may be exercised or to alter any other terms or conditions specified in the Outside Director Program.

     (e) Subject to the express provisions of the Plan, and, in particular, the limitations set forth in Paragraph 3(d) hereof, the Committee shall have full authority to interpret the Plan and any stock option agreements evidencing Options granted hereunder, to issue rules for administering the Plan, to change, alter, amend or rescind such rules, and to make all other determinations necessary or appropriate for the administration of the Plan. All determinations, interpretations and constructions made by the Committee pursuant to this Paragraph 3 shall be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action, determination or omission taken or made in good faith with respect to the Plan or any Option granted hereunder.

4.   OPTION SHARES

     (a) The stock subject to the Options granted under the Plan shall be shares of Common Stock, without par value, of the Company ("Shares") and except as otherwise required by Subparagraph (b) of this Paragraph 4, the aggregate number of Shares with respect to which Options may be granted under the Plan shall not exceed 13,237,163 Shares, consisting of 9,237,613 Shares with respect to which Options had been exercised or were outstanding as of April 3, 1995 plus 4,000,000 Shares with respect to which Options may be granted after April 3, 1995, provided, however, that Options to acquire no more than 250,000 Shares may be granted pursuant to the Outside Director Program. Options to acquire no more than 500,000 Shares may be granted to any participant in the Plan in any twelve-month period, except as
otherwise required by Subparagraph (b) of this Paragraph 4.   If
an Option expires, terminates, or is otherwise surrendered, in whole or in part, the Shares allocable to the unexercised portion of such Option shall again become available for grants of Options under the Plan. As determined from time to time by the Board of Directors, the Shares available under the Plan for grants of Options may consist either in whole or in part of authorized but unissued Shares or Shares which have been reacquired by the Company or a Subsidiary following original issuance.

     (b) The aggregate number of Shares purchasable under Options pursuant to the provisions of the Plan and the number of Shares and the Option price for Shares covered by each outstanding
Option shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from any stock dividend, stock split or similar event, any other capital adjust ment (including a reclassification of Shares or recapitalization or reorganization of the Company), or the distribution to holders of Shares of rights, warrants, assets or evidences of indebtedness (other than regular cash dividends) in such manner as the Committee in its sole judgment determines to be equitable.

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5.   KEY EMPLOYEE PROGRAM

     The provisions of this Paragraph 5 are applicable only to Options granted pursuant to the Key Employee Program and Options to key employees shall be granted only in accordance with the provisions of this Paragraph 5.

     (a) Effective Date. The Key Employee Program became effective on September 9, 1980.

     (b) Eligibility. Grants of Options under the Key Employee Program shall be confined to key employees of the Company or a Subsidiary (including officers and directors who are also employees of the Company or a Subsidiary) who can make a meaningful contribution to the Company's or Subsidiary's success; provided, however, that no Option under the Key Employee Program shall be granted to any member of the Committee.

     (c)  Incentive and Non-Incentive Options.

          (i) Subject to the provisions of Paragraphs 5(c)(ii) and 5(e), Options granted under the Key Employee Program shall be designated either (A) "Incentive Options" (which term, as used herein, shall mean stock options intended to be "incentive stock options" within the meaning of Section
     422 of the Internal Revenue Code of 1986, as amended (the "Code")) or (B) "Non-Incentive Options" (which term, as used herein, shall mean stock options not intended to be "incentive stock options" within the meaning of said Section 422).
     In the case of Options granted prior to January 1, 1987, the aggregate fair market value of the Shares (determined as of the date the Option is granted) for which an Optionee may, in any calendar year, be granted "incentive stock options" under this Key Employee Program and all other option plans of the Company and its subsidiaries (and any other corporation that may become a "parent corporation" of the Company within the meaning of Section 424(e) of the Code) shall not exceed $100,000 plus any applicable unused limit carryover to such calendar year. In the case of Options granted after December 31, 1986, the preceding sentence shall not apply. The limitations of the preceding sentences shall not apply to the grant of Options designated Non-Incentive Options under the Plan.

          For purposes of the Key Employee Program: (1) the "fair market value" of a Share shall be the mean between the high and the low prices of the Shares on such date on the New York Stock Exchange Composite Tape (or the principal market in which the Shares are traded, if the Shares are not listed on that Exchange on such date) or, if the Shares were not traded on such date, the mean between the high and the low prices of the Shares on the next preceding trading day during which the Shares were traded, (2) the "fair market value" of any other stock shall be such amount as determined by the Committee in accordance with the provisions of the Code and the Income Tax Regulations thereunder then in effect with respect to "incentive stock options" and (3) the "unused limit carryover" from a calendar year shall be 1/2 of the amount (determined as of the time the option is granted) by which $100,000 exceeds the aggregate fair market value of the stock for which an Optionee (as defined in Paragraph 5(d) below) was granted "incentive stock options" (within the meaning of said Section 422) in such calendar year under all plans of the Company and its Subsidiaries (and any corporation that may become a "parent corporation" of the Company within the meaning of Section 424(e) of the
     Code), provided that there will be no unused limit carryover from any calendar year prior to 1981.


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          No Incentive Option may be granted to any individual
     who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (or any corporation that is a "parent corporation" of the Company (within the meaning of Section 424(e) of the Code)).

          To the extent that any provisions of the Key Employee Program relate to Incentive Options, such provisions shall be interpreted in a manner consistent with the requirements of Section 422 of the Code, so that Incentive Options will qualify as "incentive stock options" under said Section 422.

          (ii) Each Option granted under the Key Employee Program prior to January 1, 1982 shall (A), if the aggregate fair market value of the Shares covered thereby shall be $100,000 or less, be designated an Incentive Option or (B), if the aggregate fair market value of the Shares covered thereby shall exceed $100,000, be split into (1) an Incentive Option for Shares having an aggregate fair market value as close as practicable to, but not exceeding, $100,000 and (2) a Non-Incentive Option for the remaining Shares which are not covered by the Incentive Option; provided that the Optionee shall, prior to August 13, 1982, have entered into an amended stock option agreement (or, if the Optionee's Option shall have been split as aforesaid, separate amended stock option agreements) with the Company providing for Incentive and Non-Incentive Options as aforesaid. In the event that the Optionee shall not have entered into an amended stock option agreement (or agreements) prior to August 13, 1982, any Option granted to such Optionee prior to January 1, 1982 shall be a Non-Incentive Option.

     (d)  Terms and Conditions of Options Granted to Key Employees.

     Each Option granted pursuant to the Key Employee Program shall be evidenced by a written stock option agreement between the Company and the key employee to whom the Option is granted (the "Optionee") in such form or forms as the Committee, from time to time, shall prescribe, which agreements need not be identical to each other but shall comply, inter alia, with and be subject to the terms and conditions of this Paragraph 5(d). In addition, the Committee may, in its absolute discretion, include in any such stock option agreement other terms, conditions and provisions that are not inconsistent with the express provisions of the Key Employee Program. Separate forms of stock option agreements shall be used to evidence Incentive Options and Non-Incentive Options.

          (i) Option Price. The price at which each Share may be purchased pursuant to an Option granted under the Key Employee Program shall be not less than 100% of the higher of the "fair market value" for each such Share (A) on the date the Committee approves the granting of such Option (the
     "Date of Grant") or (B) on a future date if such is fixed on the Date of Grant by the Committee, and in no event shall such price be less than the par value of such Shares. The "fair market value" of the Shares on any date shall be the mean between the high and the low prices of the Shares on such date on the New York Stock Exchange Composite Tape (or the principal market in which the Shares are traded, if the Shares are not listed on that Exchange on such date), or if the Shares were not traded on such date, the mean between the high and the low prices of the Shares on the next preceding trading day during which the Shares were traded. Anything contained in this Subparagraph (i) of Paragraph
     5(d) to the contrary notwithstanding, in the event that the number of Shares subject to any Option is adjusted pursuant to Paragraph 4(b)

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
     hereof, a corresponding adjustment shall be made in the price at which the Shares subject to such Option may there after be purchased.

          (ii) Duration of Options. Each Option granted under the Key Employee Program shall expire and all rights to purchase Shares pursuant thereto shall cease on the date (the "Expiration Date") which shall be the tenth anniversary of the Date of Grant of the Option; provided, however, that the Expiration Date of any Non-Incentive Option granted on or after May 17, 1984 shall be the third day after the tenth anniversary of the Date of Grant of such Non-Incentive Option; provided, further, that the Committee may specify for any Option on the Date of Grant of the Option any shorter period than the foregoing.

          (iii) Vesting of Options. Each Option granted hereunder may only be exercised to the extent that the Optionee is vested in such Option. An Optionee shall vest separately in each Option granted hereunder in accordance with a schedule determined by the Committee in its sole discretion, which will be appended to the stock option agreement. In the absence of any special circumstances, the Committee will cause the Options to vest in accordance with the following schedule:

               Number of years the Optionee
               has remained in the employ               Extent to which
               of the Company or a Subsidiary            the Option is
               following the grant of the Option            vested

             Under one                                        0%
             At least one but less than two                  20%
             At least two but less than three                40%
             At least three but less than four               60%
             At least four but less than five                80%
             Five or more                                   100%

           In the event that an Incentive Option and a Non-Incentive Option have been granted simultaneously to an Optionee, they shall be considered a single Option for (but only for) purposes of the foregoing schedule and the portion thereof attributable to the Incentive Option shall vest in accordance with such schedule before any of the portion attributable to the Non-Incentive Option shall vest. Anything contained in this Subparagraph (iii) of Paragraph 5(d) to the contrary notwithstanding, an Optionee shall become fully (100%) vested in each of his or her Options upon his or her termination of employment with the Company or a Subsidiary for reasons of death or Disability, upon his or her termination of employment by the Company or a Subsidiary for a reason other than discharge for cause within one year of the merger of the Company into, consolidation of the Company with, or sale or transfer of all or substantially all the
     Company's assets to, another corporation or the acquisition of effective voting control of the Company by any individual or company or by any individuals or companies acting in concert (a good faith determination by the Board of Directors that such control has been acquired shall be final and conclusive); if in the sole discretion of the Committee, the Committee determines that acceleration of the Option vesting schedule would be desirable for the Company; or if such Options vest pursuant to Paragraph 7 of the Plan.

          (iv) Exercise of Options. A person entitled to exercise an Option may exercise it in whole at any time, or in part from time to time, by delivering to the Secretary of the Company written notice specifying the number of Shares with respect to which the Option is being exercised, together with payment in full of the purchase price of such Shares plus any applicable federal, state or local taxes for which the Company (or a Subsidiary) has a withholding obligation in connection with such exercise. Such payment shall be made in whole or in part (A) in cash or by certified check or bank draft to the order of the Company, or (B) in the case of either an Incentive Option granted after March 23, 1983 which so provides at the time of grant or any Non-Incentive Option, by personal check or money market check to the order of the Company or the exchange of Common Stock of the Company acquired by the person entitled to exercise the Option more than 6 months prior to the date of exercise and having a "fair market value" on the date of exercise at least equal to the price for which the Shares may be purchased pursuant to the Option plus any applicable federal, state or local taxes for which the Company (or a Subsidiary) has a withholding obligation as noted above (including any such taxes with respect to income recognized by the Optionee upon the disposition of the Common Stock of the Company used to effect such exchange). Notwithstanding the foregoing, the Committee may, in its sole discretion, authorize such payment, in whole or in part, in any other form. Each
     Incentive Option granted under the Plan before January 1,
     1987 shall by its terms provide that it may not be exercised while there is outstanding any "incentive stock option"
     (within the meaning of Section 422 of the Code) which was granted to the Optionee at any earlier time to purchase stock in the Company or in a corporation which, at the time of the granting of such Incentive Option, is a Subsidiary
     (or a corporation that is a "parent corporation" of the Company within the meaning of Section 424(e) of the Code) or in a predecessor corporation of any such corporation. For purposes of the preceding sentence, any "incentive stock option" (within the meaning of Section 422 of the Code) which has not been exercised in full (including an "incentive stock option" which has been "modified," within the meaning of Section 424(h)(3) of the Code, prior to being exercised in full) shall be considered outstanding until the expiration of the period during which under its initial terms it could have been exercised.

          (v) Termination of Employment. Unless otherwise determined by the Committee, the following rules shall apply in the event of an Optionee's termination of employment with the Company or a Subsidiary:

               (A) Except as provided in Subparagraph (v)(D) hereof, in the event of an Optionee's termination of employment with the Company or a Subsidiary either (1) for cause or (2) voluntarily on the part of the Optionee and without the written consent of the Company, his or her Option shall terminate on the 30th day after the date of such termination.

               (B) In the event of an Optionee's termination of employment with the Company or a Subsidiary under circumstances other than those specified in Subparagraph (v)(A) hereof and for reasons other than death, Disability or Retirement (as defined in Subparagraph (v)(D) hereof), such Option shall terminate on the date which is 90 days from the date of such termination of employment or on its Expiration Date, whichever shall first occur, provided, however, that if (x) the Optionee is a former officer of the Company subject to the provisions of Section 16(a) of the Securities Exchange Act of


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
          1934 and (y) such Option is an Incentive Option granted on or after March 28, 1985 or a Non-Incentive Option, such Option shall terminate on (1) the date which is the later of (a) 90 days from the date of such termination of employment or (b) six months and ten days after such officer's last purchase or sale of Shares prior to his or her ceasing to be such an officer or (2) its Expiration Date, which ever shall first occur, and provided further that the Committee may, in its sole discretion if determined by the Committee that it would be desirable for the Company, fix a date for termination of such Option which is not later than the third anniversary of such termination of employment or on its Expiration Date, whichever shall first occur.

               (C) In the event of the death of an Optionee and either while he or she is employed by the Company or a Subsidiary or, if Subparagraph (v)(B) or (v)(D) hereof is applicable, during a period of time following his or her termination of employment, such Option shall terminate on the first anniversary of the Optionee's death or on its Expiration Date, whichever shall first occur.

               (D) In the event of the Optionee's termination of employment with the Company or a Subsidiary for reasons of the inability, due to mental or physical infirmity, of the Optionee to discharge the regular responsibilities and duties of his or her employment with the Company or a Subsidiary, as the case may be ("Disability"), or at or after age 55, other than a discharge for cause ("Retirement"), such Option shall terminate (i) on the date which is one year after the date of such termination of employment or on its Expiration Date, whichever shall first occur, in the case of an optionee who has been employed by the Company or any of its Subsidiaries for less than ten full years, or (ii) on the date which is two years after the date of termination of employment or on its Expiration Date, whichever shall first occur, in the case of an Optionee who has been employed by the Company or any of its Subsidiaries for twenty full years or more.

               (E) An Optionee's transfer of employment between the Company and a Subsidiary or between Subsidiaries shall not constitute a termination of employment and the Committee shall determine in each case whether an authorized leave of absence for military service or otherwise shall constitute a termination of employment.

               (F) For purposes of this Subparagraph (v) of Paragraph 5(d), employment with any corporation that is a "parent corporation" of the Company (within the meaning of Section 424(e) of the Code) shall be treated in the same manner as employment with a Subsidiary and, with respect to any Incentive Option, the term "employment" shall be defined in accordance with Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

          (vi) Surrender of Options. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Optionee under this Key Employee Program of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of this Key Employee

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
     Program without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered except as provided in the final proviso in Paragraph 5(d)(iv) above.

6.   OUTSIDE DIRECTOR PROGRAM

     The provisions of this Paragraph 6 are applicable only to Options granted pursuant to the Outside Director Program and Options to Outside Directors shall be granted only in accordance with the provisions of this Paragraph 6.

     (a) Effective Date. The Outside Director Program became effective on October 27, 1988.

     (b)  Terms and Conditions of Options Granted to Outside Directors.

     Each Option granted pursuant to the Outside Director Program shall be evidenced by a written stock option agreement between the Company and the Outside Director to whom the Option is granted (the "Optionee") in such form or forms as the Committee, from time to time, shall prescribe, which agreements need not be identical to each other but shall comply, inter alia, with and be subject to the terms and conditions of this Paragraph 6(b). In addition, the Committee may, in its absolute discretion, but subject to the provisions of Paragraph 3(d), include in any such stock option agreement other terms, conditions and provisions that are not inconsistent with the express provisions of the Outside Director Program.

          (i) Initial Automatic Grant. Each Outside Director shall be granted an Option designated a Non-Incentive Option for 5,000 Shares on the later of (A) October 27, 1988 or (B) the effective date of such Outside Director's initial election as a member of the Board of Directors. Such grant shall occur automatically without any further action by the Board of Directors.

          (ii) Subsequent Automatic Annual Grant. On each June 1 occurring prior to the termination of the Plan, beginning June 1, 1989, each Outside Director who is in office on such June 1 shall be granted an Option designated a Non-Incentive Option for 1,000 Shares automatically without any further action by the Board of Directors.

          (iii) Option Price. The price at which each Share may be purchased pursuant to an Option granted under the Outside Director Program shall be equal to the "fair market value" for each such Share as of the date on which the Option is granted (the "Date of Grant"), but in no event shall such price be less than the par value of such Shares. The "fair market value" of the Shares on any date shall be the mean between the high and the low prices of the Shares on such date on the New York Stock Exchange Composite Tape (or the principal market in which the Shares are traded, if the Shares are not listed on that Exchange on such date), or if the Shares were not traded on such date, the mean between the high and the low prices of the Shares on the next preceding trading day during which the Shares were traded. Anything contained in this Subparagraph (iii) of Paragraph 6(b) to the contrary notwithstanding, in the event that the number of Shares subject to any Option is adjusted pursuant to Paragraph 4(b) hereof, a corresponding adjustment shall be made in the price at which the Shares subject to such Option may thereafter be purchased.


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
          (iv) Duration of Options. Each Option granted under the Outside Director Program shall expire and all rights to purchase Shares pursuant thereto shall cease on the date (the "Expiration Date") which shall be the third day after the tenth anniversary of the Date of Grant of such Option.

          (v) Vesting of Options.  Each Option granted under the
     Outside Director Program shall be fully exercisable and vested as of the Date of Grant.

          (vi) Exercise of Options. A person entitled to exercise an Option may exercise it in whole at any time, or in part from time to time, by delivering to the Secretary of the Company written notice specifying the number of Shares with respect to which the Option is being exercised, together with payment in full of the purchase price of such Shares plus any applicable federal, state or local taxes for which the Company (or a Subsidiary) has a withholding obligation in connection with such exercise. Such payment shall be made in whole or in part (A) in cash or by personal check, money market check, certified check or bank draft to the order of the Company, or (B) by the exchange of Common Stock of the Company acquired by the person entitled to exercise the Option more than 6 months prior to the date of exercise and having a "fair market value" on the date of exercise at least equal to the price for which the Shares may be purchased pursuant to the Option plus any applicable federal, state or local taxes for which the Company (or a Subsidiary) has a withholding obligation as noted above (including any such taxes with respect to income recognized by the Optionee upon the disposition of the Common Stock of the Company used to effect such exchange). Notwithstanding the foregoing, the Committee may, in its sole discretion, authorize such payment, in whole or in part, in any other form.

          (vii) Termination of Service. In the event of an Outside Director's termination of service as a member of the Board of Directors for any reason, his or her Option(s) granted pursuant to the Outside Director Program shall terminate on (A) the date which is the later of (1) 90 days from the date of such termination of service or (2) six months and ten days after such Outside Director's last purchase or sale of Shares prior to his or her ceasing to be a member of the Board of Directors or (B) its Expiration Date, whichever shall first occur.

          (viii) Terms Control. Except as expressly provided in this Paragraph 6, grants of Options made pursuant to this Paragraph 6 shall be subject to the terms and conditions of the Plan; however, if there is a conflict between the terms and conditions of the Plan and this Paragraph 6, then the terms and conditions of this Paragraph 6 shall control.

7.   MERGER, CONSOLIDATION, ETC.

     In the event that the Company shall, pursuant to action by its Board of Directors, at any time propose to merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to another corporation and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting or acquiring corporation of outstanding Options under the Plan, or for the substitution of new options therefor, the Committee shall cause written notice of the proposed transaction to be given to each Optionee not less than 40 days prior to the anticipated effective date of the proposed transaction, and his or her Option shall become fully (100%) vested and, prior to a date specified in such notice, which shall be not more than 10 days prior to the anticipated effective date of the proposed transaction, each Optionee shall have the right to exercise his or her Option to purchase any or all Shares then subject to such Option, including those, if any, which by reason of other provisions of the Plan have not then become available for purchase. Each Optionee, by so notifying the Company in writing, may, in exercising his or her Option, condition such exercise upon, and provide that such exercise shall become effective at the time of, but immediately prior to, the consummation of the transaction, in which event such Optioneeneed not make payment for the Shares to be purchased upon exercise of such Option until 5 days after written notice by the Company to such Optionee that the transaction has been consummated. If the transaction is consummated, each Option, to the extent not previously exercised prior to the date specified in the foregoing notice, shall terminate on the effective date of such consummation. If the transaction is abandoned, (a) any Shares not purchased upon exercise of such Option shall continue to be available for purchase in accordance with the other provisions of the Plan and (b) to the extent that any Option not exercised prior to such abandonment shall have vested solely by operation of this Paragraph 7, such vesting shall be deemed annulled, and the vesting schedule set forth in Subparagraph (iii) of Paragraph 5(d) shall be reinstituted, as of the date of such abandonment.

8.   NONTRANSFERABILITY

     During the lifetime of an Optionee, an Option is not transferable voluntarily or by operation of law and may be exercised only by such individual. Upon the death of an Optionee, an Option may be transferred to the beneficiaries or heirs of the Optionee will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA. Notwithstanding the above, the Committee may, with respect to particular Options, establish or modify the terms of the Option to allow the Option to be transferred at the request of an Optionee to trusts established by an Optionee or as to which an Optionee is a grantor or to lineal descendents of an Optionee or otherwise for personal and tax planning purposes of an Optionee. If the Committee allows such transfer, such Options shall not be exercisable for a period of six months following the action of the Committee.

9.   NO RIGHTS AS STOCKHOLDER OR TO CONTINUED EMPLOYMENT

     No Optionee shall have any rights as a stockholder of the Company with respect to any Shares prior to the date of issuance to him or her of the certificate or certificates for such Shares and neither the Plan nor any Option granted under the Plan shall confer upon an Optionee any right to continuance of employment by the Company or any Subsidiary or interfere in any way with the right of the Company or Subsidiary to terminate the employment of such Optionee.

10.  ISSUANCE OF SHARES; RESTRICTIONS

     (a) Subject to the conditions and restrictions provided in this Paragraph 10, the Company shall, within twenty business days after an Option has been duly exercised in whole or in part, deliver to the person who exercised the Option a certificate, registered in the name of such person, for the number of Shares with respect to which the Option has been exercised. The Company may legend any stock certificate issued hereunder to reflect any restrictions provided for in this Paragraph 10.

     (b) Unless the Shares subject to Options granted under the Plan have been registered under the Securities Act of 1933, as amended (the "Act"), (and, in the case of any Optionee who may be deemed an "affiliate" of the Company as defined in Rule 405 under the Act, such Shares have been registered under the Act for resale by such Optionee), or the Company has determined that an exemption from registration is available, the Company may require prior to and as a condition of the issuance of any Shares that the person exercising an Option hereunder furnish the Company with a written representation in a form prescribed by the Committee to the effect that such person is acquiring said Shares solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof and that such person will not dispose of any of such Shares otherwise than in accordance with the provisions of Rule 144 under the Act unless and until either the Shares are registered under the Act or the Company is satisfied that an exemption for such registration is available.

     (c) Anything contained herein to the contrary notwithstanding, the Company shall not be obligated to sell or issue any Shares under the Plan unless and until the Company is satisfied that such sale or issuance complies with (i) all applicable requirements of the New York Stock Exchange (or the governing body of the principal market in which such Shares are traded, if such Shares are not then listed on that Exchange), (ii) all applicable provisions of the Act and (iii) all other laws or regulations by which the Company is bound or to which the Company is subject.

     (d) Separate Share certificates shall be issued upon the simultaneous exercise of Incentive Options and Non-Incentive
Options.

     (e) Each Incentive Option shall require the Optionee to agree that if he shall make a disposition (within the meaning of Section 424(c) of the Code and the rules and regulations thereunder) of any Shares covered by such Incentive Option within one year after the date of transfer to him of such Shares or within two years from the date of grant of such Incentive Option, then in either such event the Optionee shall promptly notify the Company, by delivery of written notice to the Secretary of the Company, of (i) the date of such disposition, (ii) the number of Shares covered by such Incentive Option which were disposed of and (iii) the price at which such Shares were disposed of or the amount of any other consideration received on such disposition.
Each Incentive Option granted under the Plan shall authorize the Company (or a Subsidiary) to make such provision as it may deem appropriate for the withholding of any applicable federal, state or local taxes that it determines it may be obligated to withhold or pay in connection with the exercise of such Incentive Option or the disposition of Shares acquired upon exercise of such Incentive Option.

11.  SUBSTITUTE OPTIONS

     Anything contained herein to the contrary notwithstanding, Options may, at the discretion of the Committee, be granted under the Plan in substitution for options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or a Subsidiary. The terms, provisions and benefits to Optionees of such substitute Options shall in all respects be identical to the terms, provisions and benefits to optionees of the options of the other corporation on the date of substitution, except that such substitute Options shall provide for the purchase of Shares of the Company instead of shares of such other corporation.

12.  TERM OF THE PLAN

     Unless the Plan has been sooner terminated pursuant to Paragraph 13 hereof, the Plan shall terminate on, and no Options shall be granted after, September 9, 2000. The provisions of the Plan, however, shall continue thereafter to govern all Options theretofore granted, until the exercise, expiration or cancellation of such Options.

13.  AMENDMENT AND TERMINATION OF PLAN

     The Board of Directors at any time may terminate the Plan or amend it from time to time in such respects as it deems desirable; provided that, without the further approval of the shareholders of the Company by the affirmative vote of shareholders entitled to cast at least the majority of the total number of votes represented (a quorum being present) at a meeting of shareholders of the Company, no amendment shall (i) increase the maximum aggregate number of Shares with respect to which Options may be granted under the Plan, (ii) change the Option price provided for in Paragraphs 5(d)(i) and 6(b)(iii) hereof, or
(iii) change the eligibility provisions of Paragraphs 5(b) and 6 hereof; provided further that the provisions of the Plan applicable to the Outside Director Program may not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder; and provided moreover that, subject to the provisions of Paragraph 10 hereof, no termination of or amendment to the Plan shall adversely affect the rights of an Optionee or other person holding an Option theretofore granted hereunder without the consent of such Optionee or other person, as the case may be.